UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________
FORM 8-K
_______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		June 22, 2021
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Mastercard Incorporated
(Exact name of registrant as specified in its charter)
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Delaware	001-32877	13-4172551
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2000 Purchase Street		10577
Purchase,	NY
(Address of principal executive offices)		(Zip Code)
(914)	249-2000
(Registrant's telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange of which registered
Class A Common Stock	MA	New York Stock Exchange
1.100% Notes due 2022	MA22	New York Stock Exchange
2.100% Notes due 2027	MA27	New York Stock Exchange
2.500% Notes due 2030	MA30	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 22, 2021 at the 2021 annual meeting of stockholders (the “Annual Meeting”) of Mastercard Incorporated (the “Company”), the holders of the Company’s Class A common stock, par value $0.0001 (“Class A common stock”), approved the amendment and restatement of the Company’s certificate of incorporation (the “Amended and Restated Certificate of Incorporation”) to eliminate supermajority voting requirements by

•in Section 5.1, reducing the vote required to alter, amend or repeal any provision of our by-laws or to adopt any provision inconsistent with the by-laws from at least 80% of the voting power of our common stock to at least a majority of the voting power of our common stock; and
•adding Sections 11.1, 11.2, 11.3 and 11.4 which relate to the approval of business combinations with interested stockholders,, and changed the vote required for the approval of such business combinations from 66-2/3% to at least a majority of the voting power of our common stock.

On June 22, 2021, the Company filed the Amended and Restated Certificate of Incorporation with the Secretary of State in the form previously attached to, and as described in, the Company’s proxy statement, dated April 29, 2021, in connection with the Annual Meeting (the “Proxy Statement”).

Also on June 22, 2021, the Company’s amended and restated bylaws (the “Amended and Restated Bylaws”), in the form described in the Proxy Statement, became effective. The Amended and Restated Bylaws, which have been amended to correspond to Section 5.1 of the Amended and Restated Certificate of Incorporation, were previously approved by the Company’s Board of Directors to become effective conditioned upon stockholder approval of the Amended and Restated Certificate of Incorporation.

The Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws are attached as Exhibit 3.1 and Exhibit 3.2 to this Current Report, respectively, and are incorporated herein by reference as though they were fully set forth herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Mastercard Incorporated (“Mastercard”) held its Annual Meeting of Stockholders on June 22, 2021 (the “Annual Meeting”). Holders of Class A common stock at the close of business on April 23, 2021 (the “Record Date”) were entitled to vote at the Annual Meeting. A total of 866,834,745 shares of Class A common stock, constituting a quorum, were represented in person or by proxy at the Annual Meeting. The votes cast with respect to the matters voted upon at the Annual Meeting are set forth below:

1. The holders of Class A common stock elected the following individuals to serve on the Board as directors for a one-year term expiring on the date of Mastercard’s 2022 annual meeting of stockholders:

Director	For	Against	Abstain	Broker Non-Votes
Ajay Banga	806,301,683	10,206,888	702,996	49,623,178
Merit E. Janow	806,570,404	9,926,859	714,304	49,623,178
Richard K. Davis	793,129,822	23,358,391	723,354	49,623,178
Steven J. Freiberg	782,088,261	34,402,361	720,945	49,623,178
Julius Genachowski	797,966,990	18,504,142	740,435	49,623,178
Choon Phong Goh	749,998,115	66,460,197	753,255	49,623,178
Oki Matsumoto	801,409,331	14,548,649	1,253,587	49,623,178
Michael Miebach	814,562,954	1,922,127	726,486	49,623,178
Youngme Moon	806,275,736	10,208,881	726,950	49,623,178
Rima Qureshi	810,343,783	6,168,853	698,931	49,623,178
José Octavio Reyes Lagunes	793,865,590	22,627,662	718,315	49,623,178
Gabrielle Sulzberger	807,086,442	9,403,469	721,656	49,623,178
Jackson Tai	797,068,652	19,414,074	728,841	49,623,178
Lance Uggla	810,154,667	6,318,983	737,917	49,623,178
2. The holders of Class A common stock approved Mastercard’s executive compensation on an advisory basis:

For	Against	Abstain	Broker Non-Votes
614,808,531	200,188,212	2,214,824	49,623,178
3. The holders of Class A common stock ratified the appointment of PricewaterhouseCoopers LLP as Mastercard’s independent registered public accounting firm for 2021:

For	Against	Abstain	Broker Non-Votes
828,926,649	36,336,039	1,572,057	N/A
4. The holders of Class A common stock approved the amendment and restatement of the 2006 Long Term Incentive Plan:

For	Against	Abstain	Broker Non-Votes
791,465,073	23,991,615	1,754,879	49,623,178

5. The holders of Class A common stock approved the amendment and restatement of the 2006 Non-Employee Director Equity Compensation Plan.:

For	Against	Abstain	Broker Non-Votes
799,720,162	16,228,278	1,263,127	49,623,178

6. The holders of Class A common stock approved the amendments to the Certificate of Incorporation to remove supermajority voting requirements:

For	Against	Abstain	Broker Non-Votes
815,085,154	1,335,465	790,948	49,623,178

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
3.1	Amended and Restated Certificate of Incorporated of Mastercard Incorporated
3.2	Amended and Restated By-Laws of Mastercard Incorporated

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTERCARD INCORPORATED

Date:	June 23, 2021	By:	/s/ Janet McGinness
Janet McGinness
Corporate Secretary